UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) Aug. 9, 2010

GSE SYSTEMS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-14785	52-1868008
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1332 Londontown Blvd., Suite 200, Sykesville, MD 21784
(Address of principal executive offices and zip code)

 (410) 970-7800
Registrant's telephone number, including area code

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d - 2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e - 4 (c))

Form 8-K

Item 2.02  Results of Operations and Financial Condition

On Aug. 9, 2010 the Company announced the financial results for the three and six months ended June 30, 2010.  The earnings release is attached hereto as an exhibit to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1   Press release of GSE Systems, Inc., dated August 9, 2010, announcing its financial results for the three and six months ended June 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSE SYSTEMS, INC.

Date: Aug. 9, 2010                                                                     /s/ Jeffery G. Hough
-----------------------
Jeffery G. Hough
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                            Description

99.1	Press release of GSE Systems, Inc. dated Aug. 9, 2010 announcing the financial results for the three and six months ended June 30, 2010.